Exhibit 10.42

EXECUTION VERSION

INCREMENTAL FACILITY AMENDMENT NO. 2, dated as of May 17, 2017 (this “Amendment”), to the Credit Agreement dated as of October 27, 2014, among 1011778 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (the “Parent Borrower”), NEW RED FINANCE, INC., a Delaware corporation (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), 1013421 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (“Holdings”), the other Guarantors party hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, Collateral Agent and Swing Line Lender and each L/C Issuer and lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) (as amended by Amendment No. 1, dated as of May 22, 2015, Amendment No. 2, dated as of February 17, 2017, Incremental Facility Amendment, dated as of March 27, 2017 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may obtain Incremental Revolving Credit Commitments and/or Incremental Term Loans by entering into one or more Incremental Facility Amendments with Additional Lenders;

WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, an Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Morgan Stanley Senior Funding, Inc., RBC Capital Markets1 and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as lead arrangers and joint bookrunners (in such capacities, the “Second Additional Term B-3 Arrangers”) and Coöperatieve Rabobank U.A., New York Branch, HSBC Securities (USA) Inc. and Fifth Third Bank are acting as co-documentation agents (in such capacity, the “Second Additional Term B-3 Co-Documentation Agents”), in each case, in connection with the Incremental Term Loans made pursuant to this Amendment (such Incremental Term Loans, the “Second Additional Term B-3 Loans”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Second Additional Term B-3 Loans and Amendments to Credit Agreement.

(a)    Each Lender listed on Exhibit A (each a “Second Additional Term B-3 Lender”) hereby commits to fund in Dollars a Second Additional Term B-3 Loan in the principal amount set forth opposite such Second Additional Term B-3 Lender’s name on Exhibit A in a

[1]	RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.”

single drawing on the Second Incremental Facility Closing Date (as defined below) on the terms and subject to the conditions set forth herein (such Second Additional Term B-3 Lender’s Commitment, a “Second Additional Term B-3 Commitment”).    The Second Additional Term B-3 Loans shall be identical to the Term B-3 Loans funded on (x) the Amendment No. 2 Effective Date (the “Initial Term B-3 Loans”) and (y) the First Incremental Facility Closing Date (the “Additional Term B-3 Loans”, and together with the Initial Term B-3 Loans, the “Existing Term B-3 Loans”), except that the Second Additional Term B-3 Loans shall accrue interest from the Second Incremental Facility Closing Date, and shall form part of the same Class of Term Loans as the Existing Term B-3 Loans and, from and after the Second Incremental Facility Closing Date, all references to “Term B-3 Loans” in the Credit Agreement shall, unless the context plainly requires otherwise, include the Second Additional Term B-3 Loans. The Second Additional Term B-3 Loans shall initially be funded as a pro rata increase in each then outstanding Borrowing of Existing Term B-3 Loans on the Second Incremental Facility Closing Date.

(b)    From and after the Second Incremental Facility Closing Date, the amount of each required repayment of Term B-3 Loans pursuant to Section 2.07(a)(i) of the Credit Agreement shall be increased in the same proportion as (i) the aggregate principal amount of the Term B-3 Loans (including the Existing Term B-3 Loans and the Second Additional Term B -3 Loans) outstanding immediately following the funding of the Second Additional Term B-3 Loans on the Second Incremental Facility Closing Date bears to (ii) the amount of the Existing Term B-3 Loans outstanding immediately prior to the funding of the Second Additional Term B-3 Loans on the Second Incremental Facility Closing Date.

(c)    The proceeds of the Second Additional Term B-3 Loans will be used for general corporate purposes, including without limitation, to (a) repurchase or redeem a portion of the outstanding Preferred Stock and (b) pay related fees and expenses.

Section 2.    Representations and Warranties. The Borrowers hereby represent and warrant that as of the Second Incremental Facility Closing Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3.    Effectiveness. This Amendment shall become effective on the date (such date, the “Second Incremental Facility Closing Date”) that the following conditions have been satisfied:

(i)    Counterparts. The Administrative Agent shall have received executed signature pages hereto from each Loan Party and each Second Additional Term B-3 Lender listed on Exhibit A;

(ii)    Fees. The Administrative Agent, Second Additional Term B-3 Arrangers and the Second Additional term B-3 Co-Documentation Agents shall have received the fees in the amounts previously agreed in writing to be received on the Second Incremental Facility Closing Date, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Second Incremental Facility Closing Date and the Administrative Agent shall have received, for the account of each Second Additional Term B-3 Lender on the Second Incremental Facility Closing Date, an upfront fee equal to .125% of the Second Additional Term B-3 Commitment of such Second Additional Term B-3 Lender on such date;

(iii)    Legal Opinions. The Administrative Agent shall have received favorable legal opinions from each of (A) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (B) Lawson Lundell LLP, British Columbia counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv)    “Know Your Customer” Information. The Administrative Agent and the Second Additional Term B-3 Arrangers shall have received at least 2 Business Days prior to the Second Incremental Facility Closing Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least 10 Business Days prior to the Second Incremental Facility Closing Date by the Administrative Agent or the Second Additional Term B-3 Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(v)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers dated the Second Incremental Facility Closing Date certifying that, after giving effect to the Amendment, (a) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Second Incremental Facility Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default or Event of Default shall have occurred and be continuing;

(vi)    Closing Certificates. The Administrative Agent shall have received (i) a copy of the Organization Documents, as in effect as of the date hereof, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the state or jurisdiction of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from each Loan Party that there have been no changes to the Organization Documents, including all amendments thereto, that were delivered to the Administrative Agent prior to the Second Incremental Facility Closing Date);

(vii)    Solvency Certificate. The Administrative Agent shall have received a certificate attesting to the Solvency of the Parent Borrower and its Subsidiaries (on a consolidated basis) on the Second Incremental Facility Closing Date after giving effect to the Second Incremental Facility Transactions, from the Parent Borrower’s chief financial officer or other officer with equivalent duties; and

(viii)    Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice in respect of the Second Additional Term B-3 Loans as required by Section 2.02 of the Credit Agreement.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.    Effect of Amendment. This Amendment shall constitute an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents and the Second Additional Term B-3 Loans shall constitute “Incremental Term Loans” and “Term B-3 Loans” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, including without limitation for purposes of Sections 10.14, 10.15 and 10.17 thereof, and from and after the Second Incremental Facility Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby. The Second Additional Term B-3 Arrangers shall be entitled to all rights, privileges and immunities provided to the “Lead Arrangers” in the Credit Agreement and the other Loan Documents and the Second Additional Term B-3 Co-Documentation Agents shall be entitled to all rights, privileges and immunities provided to the “Documentation Agents” in the Credit Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

1011778 B.C. UNLIMITED LIABILITY COMPANY, as the Parent Borrower

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

NEW RED FINANCE, INC., as the Subsidiary Borrower

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

1013421 B.C. UNLIMITED LIABILITY COMPANY, as Holdings

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

[Signature page to Incremental Amendment No. 2]

BLUE HOLDCO 1, LLC

BLUE HOLDCO 2, LLC

BLUE HOLDCO 3, LLC

BLUE HOLDCO 22, LLC

BLUE HOLDCO 44, LLC

BLUE HOLDCO 440, LLC

BLUE HOLDCO 99, LLC

TIM DONUT U.S. LIMITED, INC.

SBFD HOLDING CO.

TIM HORTONS USA INC.

TIM HORTONS (NEW ENGLAND), INC.

THD COFFEE CO.

BURGER KING WORLDWIDE, INC.

BURGER KING CAPITAL FINANCE, INC.

BURGER KING HOLDINGS, INC.

BURGER KING CORPORATION

BK ACQUISITION, INC.

BK WHOPPER BAR, LLC

BURGER KING INTERAMERICA, LLC

RESTAURANT BRANDS INTERNATIONAL US SERVICES LLC

SKIPPER, LLC

LLCXOX, LLC

ORANGE INTERMEDIATE, LLC

ORANGE GROUP, INC.

AFC PROPERTIES, INC.

POPEYES LOUISIANA KITCHEN, INC.

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

[Signature page to Incremental Amendment No. 2]

BC88 HOLDINGS ULC

BC99 HOLDINGS ULC

1112073 B.C. UNLIMITED LIABILITY COMPANY,

in its capacity as general partner of P88 LIMITED PARTNERSHIP

1112073 B.C. UNLIMITED LIABILITY COMPANY,

in its capacity as general partner of P88 LIMITED PARTNERSHIP

BLUE HOLDCO 99, LLC

1011778 B.C. UNLIMITED LIABILITY COMPANY

1014364 B.C. UNLIMITED LIABILITY COMPANY

1014369 B.C. UNLIMITED LIABILITY COMPANY

1019334 B.C. UNLIMITED LIABILITY COMPANY

1016869 B.C. UNLIMITED LIABILITY COMPANY

1016893 B.C. UNLIMITED LIABILITY COMPANY

1016864 B.C. UNLIMITED LIABILITY COMPANY

1016872 B.C. UNLIMITED LIABILITY COMPANY

1016878 B.C. UNLIMITED LIABILITY COMPANY

1016883 B.C. UNLIMITED LIABILITY COMPANY

BURGER KING CANADA HOLDINGS INC.

BURGER KING SASKATCHEWAN HOLDINGS INC.

GRANGE CASTLE HOLDINGS LIMITED

GPAIR LIMITED

THE TDL GROUP CORP.

1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P11 LIMITED PARTNERSHIP

1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P22 LIMITED PARTNERSHIP

1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P33 Limited Partnership

1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P44 Limited Partnership

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

[Signature page to Incremental Amendment No. 2]

1024670 B.C. UNLIMITED LIABILITY COMPANY

1028539 B.C. UNLIMITED LIABILITY COMPANY

1026672 B.C. UNLIMITED LIABILITY COMPANY

1024678 B.C. UNLIMITED LIABILITY COMPANY

1029261 B.C. UNLIMITED LIABILITY COMPANY

1057837 B.C. UNLIMITED LIABILITY COMPANY

1057490 B.C. UNLIMITED LIABILITY COMPANY

1057772 B.C. UNLIMITED LIABILITY COMPANY

1057639 B.C. UNLIMITED LIABILITY COMPANY

1057490 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of CLP-LAX LIMITED PARTNERSHIP

TDLDD HOLDINGS ULC

TDLRR HOLDINGS ULC

BK CANADA SERVICE ULC

RESTAURANT BRANDS HOLDINGS CORPORATION

TIM HORTONS CANADIAN IP HOLDINGS CORPORATION

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

[Signature page to Incremental Amendment No. 2]

1112068 B.C. UNLIMITED LIABILITY COMPANY

1112073 B.C. UNLIMITED LIABILITY COMPANY

1112078 B.C. UNLIMITED LIABILITY COMPANY

1112083 B.C. UNLIMITED LIABILITY COMPANY

1112090 B.C. UNLIMITED LIABILITY COMPANY

1112097 B.C. UNLIMITED LIABILITY COMPANY

1112100 B.C. UNLIMITED LIABILITY COMPANY

1112104 B.C. UNLIMITED LIABILITY COMPANY

1112106 B.C. UNLIMITED LIABILITY COMPANY

1112073 B.C. UNLIMITED LIABILITY COMPANY,

in its capacity as general partner of P66 LIMITED PARTNERSHIP

1112068 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P77 LIMITED PARTNERSHIP

PLK ENTERPRISES OF CANADA, INC.

By:	/s/ Lisa Giles-Klein
Name:	Lisa Giles-Klein
Title:	Assistant Secretary

[Signature page to Incremental Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Courtney Eng
Name:	Courtney Eng
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Second Additional Term B-3 Lender

By:	/s/ Courtney Eng
Name:	Courtney Eng
Title:	Vice President

[Signature page to Incremental Amendment No. 2]

EXHIBIT A

TO INCREMENTAL FACILITY AMENDMENT NO. 2

Second Additional Term B-3 Lender	Second Additional Term B-3 Commitment
J.P. Morgan Chase Bank, N.A.	$250,000,000.00

Total:	$250,000,000.00